Exhibit s
POWER OF ATTORNEY
     I, the undersigned Trustee of Highland Special Situations Fund II (the “Fund”), hereby nominate, constitute and appoint R. Joseph Dougherty, M. Jason Blackburn and Michael Colvin (with full power to each of them to act alone) as my true and lawful attorney-in-fact to execute and sign a Registration Statement of the Fund on Form N-2, including any and all amendments and supplements thereto and any and all exhibits and other documents requisite in connection therewith, and to file the same with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the issuance of rights and the offer and sale of shares of beneficial interest, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all related requirements of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ Timothy K. Hui Timothy K. Hui	Trustee	June 6, 2008

POWER OF ATTORNEY
     I, the undersigned Trustee of Highland Special Situations Fund II (the “Fund”), hereby nominate, constitute and appoint R. Joseph Dougherty, M. Jason Blackburn and Michael Colvin (with full power to each of them to act alone) as my true and lawful attorney-in-fact to execute and sign a Registration Statement of the Fund on Form N-2, including any and all amendments and supplements thereto and any and all exhibits and other documents requisite in connection therewith, and to file the same with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the issuance of rights and the offer and sale of shares of beneficial interest, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all related requirements of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ Scott F. Kavanaugh Scott F. Kavanaugh	Trustee	June 6, 2008

POWER OF ATTORNEY
     I, the undersigned Trustee of Highland Special Situations Fund II (the “Fund”), hereby nominate, constitute and appoint R. Joseph Dougherty, M. Jason Blackburn and Michael Colvin (with full power to each of them to act alone) as my true and lawful attorney-in-fact to execute and sign a Registration Statement of the Fund on Form N-2, including any and all amendments and supplements thereto and any and all exhibits and other documents requisite in connection therewith, and to file the same with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the issuance of rights and the offer and sale of shares of beneficial interest, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all related requirements of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ James F. Leary James F. Leary	Trustee	June 6, 2008

POWER OF ATTORNEY
     I, the undersigned Trustee of Highland Special Situations Fund II (the “Fund”), hereby nominate, constitute and appoint R. Joseph Dougherty, M. Jason Blackburn and Michael Colvin (with full power to each of them to act alone) as my true and lawful attorney-in-fact to execute and sign a Registration Statement of the Fund on Form N-2, including any and all amendments and supplements thereto and any and all exhibits and other documents requisite in connection therewith, and to file the same with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the issuance of rights and the offer and sale of shares of beneficial interest, and generally to do all such things in my name and on my behalf in connection therewith as said attorney deems necessary or appropriate to comply with the Securities Act of 1933, the Investment Company Act of 1940, all related requirements of the Securities and Exchange Commission and all related requirements of the appropriate state and territorial regulators, granting unto said attorney full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney lawfully could do or cause to be done by virtue hereof.

Name	Capacity	Date

/s/ Bryan A. Ward	Trustee	June 6, 2008
Bryan A. Ward